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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 2000 included in Brio Technology, Inc.'s Form 10-K, as amended, for the year ended March 31, 2000.

                                      ARTHUR ANDERSEN LLP

                                      /s/ Arthur Andersen LLP

San Jose, California
September 1, 2000